EXHIBIT 32


   Exhibit 32 - Certifications of Chief Executive Officer and Chief Financial
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         Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002
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                           (Furnished but not filed)
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In connection with this quarterly report of Great Northern Iron Ore Properties on Form 10-Q filed with the Securities and Exchange Commission, I, Joseph S. Micallef, President of the Trustees and Chief Executive Officer of Great Northern Iron Ore Properties, certify that:

     1. This quarterly report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Great Northern Iron Ore Properties.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Great Northern Iron Ore Properties and will be retained by Great Northern Iron Ore Properties and furnished to the Securities and Exchange Commission or its staff upon request.


Date October 16, 2003       By /s/  Joseph S. Micallef
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                               Joseph S. Micallef, President of the Trustees and
                                 Chief Executive Officer



In connection with this quarterly report of Great Northern Iron Ore Properties on Form 10-Q filed with the Securities and Exchange Commission, I, Thomas A. Janochoski, Vice President & Secretary and Chief Financial Officer of Great Northern Iron Ore Properties, certify that:

     1. This quarterly report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Great Northern Iron Ore Properties.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Great Northern Iron Ore Properties and will be retained by Great Northern Iron Ore Properties and furnished to the Securities and Exchange Commission or its staff upon request.


Date October 16, 2003         By /s/  Thomas A. Janochoski
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                                 Thomas A. Janochoski, Vice President &
                                   Secretary and Chief Financial Officer